UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report: June 30, 2009
(Date of earliest event reported)

E*TRADE Financial Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

135 East 57th Street, New York, New York 10022
(Address of Principal Executive Offices and Zip Code)

(646) 521-4300
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On June 30, 2009, the Company amended its Stockholder Rights Plan to expressly exempt underwriters, initial purchasers or other selling group members who acquire or have the right to acquire the Company’s common stock or securities convertible into or exchangeable for the Company’s common stock pursuant to customary agreements with and between underwriters, initial purchasers or selling group members with respect to bona fide public offerings of such securities or a private placement of such securities pursuant to an exemption under the Securities Act of 1933, as amended.

The above description of the terms of the amendment to the Company’s Stockholder Rights Plan is a summary and does not purport to be complete, and is qualified in its entirety by reference to the copy of the Rights Agreement Amendment, attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 8.01.	Other Events

As previously announced, the Company launched its debt exchange offer for certain of its outstanding high-yield notes (the “Exchange Offer”), on the terms and subject to the conditions set forth in the Offering Memorandum and Consent Solicitation Statement, dated June 22, 2009 (the “Offering Memorandum”), and the related letter of transmittal (the “Letter of Transmittal”).  Pursuant to the Exchange Offer, the Company is offering to exchange more than $1 billion of newly-issued zero coupon Convertible Debentures due 2019 (the “Debentures”) for all of its 8% Senior Notes due 2011 (the “2011 Notes”) and a portion of its 12.5% Springing Lien Notes due 2017 (the “2017 Notes”, and together with the 2011 Notes, the “Notes”).  The complete terms and conditions of the Exchange Offer are set forth in the Offering Memorandum and the Letter of Transmittal that have been sent to holders of the Notes.

Notwithstanding disclosure to the contrary in the Offering Memorandum regarding the ranking of the Debentures, the indenture that will govern the Debentures, the form of which is filed as Exhibit TC3 to the Company’s Form T-3 filed on June 22, 2009, will provide that any lien incurred pursuant to Section 4.20 of the indenture governing the 2017 Notes will cause the Debentures to be equally and ratably secured.  This disclosure corrects and supersedes disclosure in the Offering Memorandum to the effect that the Debentures will be subordinated in right of payment to the 2017 Notes to the extent such 2017 Notes are secured in the future.

Further information regarding the Exchange Offer may be found in the Company’s Current Reports on Form 8-K filed on June 17, 2009, June 19, 2009 and June 22, 2009, the press release announcing the launch of the Exchange Offer attached to the 8-K filed on June 22, 2009 as Exhibit 99.1 and incorporated by reference herein and the Company’s Form T-3 Application for Qualification of Indentures under the Trust Indenture Act of 1939 filed on June 22, 2009, including the form of indenture that will govern the Debentures, the Offering Memorandum and the Letter of Transmittal, all of which are filed as exhibits thereto.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
4.1	Third Amendment to Rights Agreement, dated as of June 30, 2009, by and between E*TRADE Financial Corporation and American Stock Transfer & Trust Company, as Rights Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Date:	June 30, 2009	By:	/s/ Karl A. Roessner
			Name:	Karl A. Roessner
			Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	Third Amendment to Rights Agreement, dated as of June 30, 2009, by and between E*TRADE Financial Corporation and American Stock Transfer & Trust Company, as Rights Agent